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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-62047) pertaining to the Newell Rubbermaid 401(k) Savings Plan of our report dated June 14, 2002, with respect to the financial statements the Newell Rubbermaid 401(k) Savings Plan included in this Annual Report on Form 11-K/A for the year ended December 31, 2001.

July 12, 2002                               /s/ Ernst & Young LLP
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                                            Ernst & Young LLP